                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June 24, 1999




                      ANSWERTHINK CONSULTING GROUP, INC.
                      ----------------------------------
            (Exact name of registrant as specified in its charter)


   Florida                     0-24343                 65-0750100
   -------                     -------                 ----------
 (State or other       (Commission File Number)      (IRS Employer
 jurisdiction of                                  Identification No.)
 incorporation)


1001 Brickell Bay Drive, Suite 3000, Miami, Florida     33131
---------------------------------------------------     -----
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (305) 375-8005
                                                     --------------


                                   Not Applicable
                                   --------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         -------------

     On June 24, 1999, AnswerThink Consulting Group, Inc. entered into an Agreement and Plan of Merger with Think New Ideas, Inc. (the "Merger Agreement"). Under the Merger Agreement, AnswerThink's wholly owned subsidiary Darwin Acquisition Corp. will be merged with and into Think New Ideas, Think New Ideas will survive as a wholly-owned subsidiary of AnswerThink, and each issued and outstanding share of Think New Ideas common stock will be converted into and exchanged for 0.70 shares of AnswerThink common stock, all as is more fully described in the Merger Agreement (collectively, the "Merger"). The Merger is intended to be qualified as a tax-free reorganization and to be accounted for as a pooling of interests under GAAP and applicable SEC rules and regulations. The Merger is subject to approval by Think New Ideas' shareholders. Also, AnswerThink shareholders must approve the issuance of the AnswerThink common stock being offered as consideration in connection with the Merger. The Merger is subject to customary closing conditions. In connection with the Merger Agreement, AnswerThink and Think New Ideas entered into a Stock Option Agreement. Under the Stock Option Agreement, Think New Ideas granted AnswerThink an option, exercisable under certain circumstances, to purchase an aggregate of 2,008,288 newly issued shares of Think New Ideas common stock. Certain Think New Ideas and AnswerThink shareholders have entered into agreements to vote their shares in favor of the approval of the Merger Agreement and the Merger, and the issuance of shares by AnswerThink in connection with the Merger, as applicable.

     The Merger Agreement (including the exhibits thereto) the voting agreements and the Option Agreement are attached hereto as Exhibits 2.1, 2.2, 2.3 and 2.4, respectively, and are incorporated by reference herein. AnswerThink and Think New Ideas issued a joint press release on June 25, 1999 announcing the signing of the Merger Agreement. The joint press release is filed as Exhibit 99 hereto.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

     (a)    Not applicable.

     (b)    Not applicable.

     (c)    Exhibits

            Exhibit No.    Description
            ----------     -----------

            2.1 Agreement and Plan of Merger by and among AnswerThink Consulting Group, Inc., Think New Ideas, Inc. and Darwin Acquisition Corp., dated as of June 24, 1999

            2.2 Company Voting Agreement, dated as of June 24, 1999, by and among AnswerThink Consulting Group, Inc., Darwin Acquisition Corp. and certain shareholders of Think New Ideas, Inc.

            2.3 Acquiror Voting Agreement, dated as of June 24, 1999, by and among Think New Ideas, Inc. and certain shareholders of AnswerThink Consulting Group, Inc.


            2.4 Stock Option Agreement, dated as of June 24, 1999 by and between AnswerThink Consulting Group, Inc. and Think New Ideas, Inc.

            99 Joint Press Release of AnswerThink Consulting Group, Inc. and Think New Ideas, Inc. dated June 25, 1999.



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

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ANSWERTHINK CONSULTING GROUP, INC.


Date:  July 1, 1999                          By: /s/ John F. Brennan
                                                 ---------------------
                                                 John F. Brennan
                                                 Executive Vice President,
                                                 Chief Administrative
                                                 Officer and Secretary


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                               INDEX TO EXHIBITS

Exhibit
-------
Number             Exhibit Description
------             -------------------

2.1 Agreement and Plan of Merger by and among AnswerThink Consulting Group, Inc., Think New Ideas, Inc. and Darwin Acquisition Corp., dated as of June 24, 1999

2.2 Company Voting Agreement, dated as of June 24, 1999, by and among AnswerThink Consulting Group, Inc., Darwin Acquisition Corp. and certain shareholders of Think New Ideas, Inc.

2.3 Acquiror Voting Agreement, dated as of June 24, 1999, by and among Think New Ideas, Inc. and certain shareholders of AnswerThink Consulting Group, Inc.

2.4 Stock Option Agreement, dated as of June 24, 1999 by and between AnswerThink Consulting Group, Inc. and Think New Ideas, Inc.

99 Joint Press Release of AnswerThink Consulting Group, Inc. and Think New Ideas, Inc. dated June 25, 1999.



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